UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2010

AGR TOOLS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52043	98-0480810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1944 Bayview Court
Kelowna, British Columbia, Canada V1Z 3L8
 (Address of principal executive offices)

250-826-4101
(Registrant?s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

On February 5, 2010 the common stock of AGR Tools, Inc. became eligible for trading on the B?rse Berlin, or the Berlin Stock Exchange, under the symbol LVSA and the German security number (WKN) AOYBTJ. The Berlin Stock Exchange has secondary stock listings for over 6,000 U.S. securities that are listed on such exchanges as the NYSE, NASDAQ, AMEX or quoted on the OTC Bulletin Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2010	AGR Tools, Inc.
(Registrant)

By: /s/ G.M. Rock Rutherford
G.M. Rock Rutherford
President and Chief Executive Officer